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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 8, 2002

                             U.S. Industries, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)


            Delaware                     1-14557                22-3568449
(State or Other Jurisdiction of     (Commission File          (IRS Employer
         Incorporation)                  Number)            Identification No.)


      777 S. Flagler Drive
           Suite 1108
      West Palm Beach, FL                                        33401
(Address of Principal Executive                                (Zip Code)
            Offices)

                                 (561) 514-3838
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On November 8, 2002, the Registrant consummated its offer to exchange all of its outstanding 7-1/8% Senior Notes due 2003 (the "Old Notes") for cash and 11-1/4% Senior Notes due 2005 (the "New Notes") and related consent solicitation, which were commenced on September 9, 2002 (the "Exchange Offer"). An aggregate principal amount of $238,155,000 of the outstanding $250,000,000 Old Notes were tendered and accepted in the Exchange Offer. The Registrant deposited with the exchange agent cash equal to the cash consideration, the consent payments and accrued but unpaid interest to but not including November 8, 2002, and the Registrant issued an aggregate principal amount of $133,366,000 of the New Notes, all in accordance with the terms of the Exchange Offer. The third supplemental indenture among the Registrant, USI American Holdings, Inc., USI Global Corp., as issuers, USI Atlantic Corp., as guarantor, and Bank One Trust Company, N.A., as trustee, was executed and delivered on November 8, 2002, and is attached hereto as Exhibit 4.1.

     The Registrant announced on November 8, 2002, that it successfully received the requisite consents to its offer to purchase for cash up to $54,800,000 aggregate principal amount of its 7-1/4% Senior Notes due 2006 (the "2006 Notes") and related consent solicitation, which were commenced on October 24, 2002 (the "Tender Offer"). Pursuant to the terms of the Tender Offer, the Consent Date has been achieved and holders may no longer withdraw any tendered 2006 Notes or revoke the related consents. See the press release of Registrant dated November 8, 2002 attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits   Description

           4.1 Third Supplemental Indenture dated as of November 8, 2002 among the registrant, USI American Holdings, Inc., USI Global Corp., as issuers, USI Atlantic Corp., as guarantor, and Bank One Trust Company, N.A., as trustee.

           99.1       U.S. Industries, Inc. Press Release dated November 8,
                      2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Industries, Inc.


Date: November 8, 2002                  By:     /s/ Steven C. Barre
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                                            Name:   Steven C. Barre
                                            Title:  Senior Vice President,
                                                    General Counsel and
                                                    Secretary


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                               INDEX TO EXHIBITS


Exhibit
Number         Description
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4.1            Third Supplemental Indenture dated as of November 8, 2002 among the Registrant, USI American Holdings, Inc., USI Global Corp., as issuers, USI Atlantic Corp., as guarantor, and Bank One Trust
               Company, N.A., as trustee.

99.1           U.S. Industries, Inc. Press Release dated November 8, 2002.